UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2023

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QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-22208	42-1397595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3551 Seventh Street

Moline, Illinois 61265

(Address of Principal Executive Offices) (Zip Code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	QCRH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2023, QCR Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of stockholders. Of the 16,841,670 shares of common stock issued and outstanding as of the record date for the meeting, 14,723,047 shares were represented at the meeting in person or by proxy, constituting 87.42% of the outstanding shares.

Three proposals were presented to the stockholders and the results of voting on each of the matters submitted to a vote during the annual meeting are as follows:

1. For the election of four (4) Class III directors of the Company:

NOMINEE	FOR	WITHHELD	BROKER N.V.
James M. Field	12,150,518	95,829	2,476,700
John F. Griesemer	12,084,610	161,737	2,476,700
Elizabeth S. Jacobs	11,912,021	334,326	2,476,700
Marie Z. Ziegler	11,812,835	433,512	2,476,700

2. To approve, in a non-binding, advisory vote, the compensation of certain executive officers:

FOR	AGAINST	ABSTAIN	BROKER N.V.
11,635,282	303,220	24,480	2,476,700

3. To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

FOR	AGAINST	ABSTAIN	BROKER N.V.
14,206,531	204,545	28,606	--

Item 8.01. Other Events.

On May 18, 2023, the Company declared a cash dividend of $0.06 per share of its common stock. The dividend is payable on July 6, 2023 to stockholders of record on June 16, 2023.

On May 19, 2023, the Company issued a press release regarding the annual meeting results and the announcement of the cash dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1        Press Release dated May 19, 2023.

104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc.

Date: May 19, 2023	By:	/s/ Todd A. Gipple
Todd A. Gipple
President and Chief Financial Officer